Exhibit 32.1

INSWEB CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of InsWeb Corporation (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hussein A. Enan, Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HUSSEIN A. ENAN
Hussein A. Enan
Chairman of the Board and Chief Executive Officer Dated: March 31, 2008

In connection with the Annual Report of InsWeb Corporation (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kiran Rasaretnam, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KIRAN RASARETNAM
Kiran Rasaretnam
Chief Financial Officer Dated: March 31, 2008